SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 22, 2003

GB&T BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-24203	58-2400756

500 Jesse Jewell Parkway, S.E., Gainesville, Georgia	30501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 532-1212

(Former Name or Former Address, if Changed Since Last Report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)     Exhibits

       99.1     Press Release of GB&T Bancshares, Inc. issued April 22, 2003.

Item 9.      Regulation FD Disclosure.

       The information set forth under this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

       On April 22, 2003, GB&T Bancshares, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB&T BANCSHARES, INC. (Registrant)
Dated: April 29, 2003	By: /s/ Richard A. Hunt Richard A. Hunt, President and Chief Executive Officer